BiomX

Company Introduction



Safe Harbor Statement

This presentation contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on BiomX management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. You should review additional disclosures we make in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the SEC’s website at www.sec.gov.

BiomX

Mission Statement



We develop natural and engineered phage cocktails as precision medicines to target and destroy specific harmful bacteria that are causative agents in chronic diseases

Unique Position as Leader in Phage Technology

Technology	• Phage discovery platform • Proprietary synthetic biology capabilities • Cutting-edge data science • In-house manufacturing of customized phage cocktails
Pipeline	• 4 programs: acne-prone skin, IBD*, PSC* (a liver disease), colorectal cancer • Phase I data in acne-prone skin and IBD in 2020

Clinical results	• Positive Phase 1 double-blind, dose-finding, placebo-controlled study in acne-prone skin
	  • Excellent safety and tolerability
	  • Statistically significant reduction in target bacteria

Exclusive access to novel targets	• Proprietary targets in IBD and PSC • Target discovery and validation platform steered by cutting-edge research of scientific founders
Partnerships	• Acne collaboration with leading global cosmetic company • Biomarker discovery in IBD for key Janssen (J&J) IBD drug
Support from leading life science and strategic investors	• Approximately $60M raised in 2 private rounds • On October 2019 public listing (**NYSE:PHGE**) through a merger raising an additional $60M

Weizmann Institute of Science

*Inflammatory Bowel Disease (IBD) and Primary Sclerosing Cholangitis (PSC)

BiomX

Growing Evidence of Role of Harmful Bacteria in Acne and Chronic Diseases

PSC

Klebsiella pneumoniae strains induce leaky gut and initiate liver inflammation and fibrosis

nature microbiology — Nakamoto et al. (2019), *Nature Microbiology*

Colorectal cancer

Reducing *Fusobacterium* load results in reduced cancer cell proliferation and tumor growth

Cell — Bullman et al. (2017), *Cell*



Acne

Cutibacterium acnes is associated with acne vulgaris

JID Journal of Investigative Dermatology — Fitz-Gibbon et al. (2013), *J Invest Dermatology*

IBD

Klebsiella pneumoniae strains cause aberrant activation and stimulation of the immune system

Science — Atarashi et al. (2017), *Science*

BiomX

Phage: Nature's Precision Tool to Target Bacteria

Phage bind only to specific bacterial strains



Phage have an amplifying lifecycle

1. Locate
2. Inject
3. Infect
4. Multiply
5. Assemble
6. Eradicate
7. Seek


1
2
3
4
5
6
7

Source: Kortright et al. (2019), Cell Host & Microbe

BiomX

Innovative Phage Technology Platform

Phage Hunting

- Sample sourcing
- Automated sample processing
- SynBio prophage extraction


Customized
Phage Cocktail

Phage Engineering (SynBio)

- Applied selectively when required
- Includes: Host range expansion, lysogenic to lytic conversion, payload incorporation

Cocktail Optimization

- Multi-dimensional optimization *in vitro* and *in vivo* for characteristics such as: host range, resistance and biofilm degradation

BiomX

Pipeline

	Phage discovery	Preclinical	Phase I	Phase II	Partners
Product Candidates					
Acne • BX001[1]	████████████████ (through Phase I)			• Positive Phase 1 results • Phase 2 results expected 2Q 2021	Global cosmetics company
IBD • BX002[2]	███████████ (into Preclinical)			• Pre-IND meeting held 2H 2019 • Phase 1a results expected 4Q 2020	
PSC • BX003[2]	███████████ (into Preclinical)			• IBD Phase 1 to inform PSC product (same target bacteria)	
Colorectal cancer	██████ (Phage discovery)				

	Biomarker discovery	Validation	Development		
Diagnostics					
IBD (responder/ non-responder)	██████ (Biomarker discovery)				Janssen

(1) BX001 is intended to be developed and commercialized as a cosmetic

(2) Inflammatory bowel disease (IBD) and primary sclerosing cholangitis (PSC)

BiomX

Acne

Upcoming milestone: Phase 2 data expected in 2Q 2021

BiomX

Acne • BX001: Natural Phage Cocktail Attributes

- Active against 96% of tested *C. acnes* clinical strains (*in-vitro*)
- Active against antibiotic-resistant strains (*in-vitro*)
- Self-amplifying: 50-100 phage per bacteria killed
- Penetrates biofilm
  (in contrast to antibiotic erythromycin)
- Highly specific: Does not affect
  other skin microbiome bacteria
- Proprietary gel formulation

BX001
A topical gel containing natural phage against *C. acnes* to modulate skin microbiome


BX001 BiomX

Source: Internal data

BiomX

Acne • BX001 Targets C. *acnes*, Penetrates Biofilm In Vitro

BX001 eradicates *C. acnes (in-vitro)*



1.2
1
0.8
0.6
0.4
0.2
0
Optical Density
Untreated acne strain
BX001
0
30
60
90
120
150
Hours

Phage cocktails penetrate biofilm (in-vitro)



1.00E+07
1.00E+06
1.00E+05
1.00E+04
1.00E+03
1.00E+02
1.00E+01
1.00E+00
Bacterial Counts (CFU/mL)
24h
48h
No phage
Erythromycin (100 µg/mL)
3 phage Cocktail 1
3 phage Cocktail 2
4 phage Cocktail

Source: Internal data

BiomX

Acne • BX001: Phase 1 Clinical Trial Design

Phase 1 – Completed

4-week study (placebo-controlled)

- **Primary endpoints**
  - Safety & Tolerability
- **Exploratory endpoints**
  - Reduction of *C. acnes* (efficacy)
  - Skin microbiome evaluation
- **75 female subjects total over 3 cohorts**
  - 2 doses (high and low dose) + placebo (vehicle)
  - 25 subjects per cohort


BX001/Placebo Applications:
First application
Once daily
Last application
2 weeks
2 weeks
1 week
Sampling:
Baseline
2 weeks
4 weeks
5 weeks

BiomX

Acne • BX001: Phase 1 Results Demonstrate Statistically Significant Reduction in C. *acnes* Levels

BX001 safety and tolerability

- Excellent safety and tolerability at high and low doses of BX001
- Similar number of subjects with all-causality or treatment-related adverse events across BX001 and placebo groups
- Only 4 treatment-related adverse events reported in more than 1 subject in any group: exfoliation, dryness, erythema and pruritus
  - All mild to moderate
  - Short duration
  - Spontaneously resolved

Change in level of *Cutibacterium acnes* on skin**



Placebo (vehicle)
BX001 low dose
BX001 high dose
Cutibacterium levels
qPCR Log10 (copies/sample)
0.0
-0.2
Baseline
Week 2
Week 4
Week 5
*
0.22 log difference - high dose Vs. control

* p=0.036

*** Measured by qPCR. Cutibacterium acnes (or C. acnes) comprised over 98% of Cutibacterium spp.*

BiomX

Acne • Phase 1 Results Show More Pronounced and Earlier Effect in Subjects with High Sebum Levels

Change in level of *Cutibacterium*[1] – *High sebum subgroup*[2]



Cutibacterium levels
qPCR Log10 (copies/sample)
0.4
0.2
0.0
-0.2
-0.4
Baseline
Week 2
Week 4
Week 5
*
*
0.4 log difference - high dose Vs. control
* p<0.008

Change in level of *Cutibacterium*[1] – *Low sebum subgroup*[2]



Placebo (vehicle)
BX001 low dose
BX001 high dose
Cutibacterium levels
qPCR Log10 (copies/sample)
0.4
0.2
0.0
-0.2
-0.4
Baseline
Week 2
Week 4
Week 5

Findings support enrichment of study population in the Phase 2 study

BiomX

(1) Measured by qPCR. Cutibacterium acnes (or C. acnes) comprised over 98% of Cutibacterium spp.
(2) Subjects were divided into high and low sebum level groups based on median level of sebum at baseline (133 µg/cm²)

Acne • BX001 Phase 2 Study Results Expected in 2Q 2021

Phase 2 Study Design

12-week study (placebo-controlled)

- **Primary endpoint**
  - Safety and tolerability
- **Exploratory endpoints**
  - Reduction of *C. acnes* (efficacy)
  - Skin microbiome evaluation
  - IGA and lesion numbers (efficacy)
- **100 female subjects over 2 cohorts**
  - Treatment or placebo (vehicle)
  - 50 subjects per cohort


BX001/Placebo Applications:
First application
Last application
6 weeks
6 weeks
2 weeks
Sampling:
Baseline
6 weeks
12 weeks
14 weeks

BiomX

Inflammatory Bowel Disease (IBD), and Primary Sclerosing Cholangitis (PSC)

Upcoming milestone: Phase 1 pharmacokinetic data expected in 4Q 2020

IBD • Identifying Potential Disease Causing Pro-inflammatory *Klebsiella* Strains

Science

Pro-inflammatory *Klebsiella* strains affect IBD pathology



Klebsiella strains
Disease state
Induce inflammation
T_H1

Inflammatory induction is seen in GF mice*



GF + 7 other mix
GF + target strain
IFN-g
10.7
32.4
TH1

GF – Germ Free

Higher abundance of *Klebsiella* strains in IBD patients

Abundance of *Klebsiella* strains



% relative
PRISM
UPenn
CD
UC
non-IBD
CD
non-IBD

CD – Crohn's disease
UC – Ulcerative colitis

Activity of bacterial target confirmed by BiomX

Source: Atarashi et al. (2017), Science
** TH1 – A lineage of CD4+ effector T cell secreting IFNg and TNF. In IBD, TH1 cells accumulate in the intestinal tract of IBD patients and are directly associated with disease*

BiomX

PSC • *Klebsiella* Identified as Possible Driver of "Leaky Gut"

nature microbiology

Discovery approach



Fecal samples from PSC patients
GF mice
Humanized microbiota mice
Analysis of immune response

Th17* is induced in livers of GF mice inoculated with fecal samples from PSC patients



Liver
Th17
% IL-17+ / CD4
0
2
4
6
8
10
GF H1 H2 H3 H4 P1 P2 P3 P4 P5 U1 U2 U3 U4 U5
Healthy
PSC patients
Colitis patients

KP isolated from mice's lymph nodes colonized with patient samples



Liver
MLN
Spleen
SPF mice
ND
ND
HC-gnotobiote
ND
ND
PSC/UC-gnotobiote
ND
ND

Klebsiella pneumoniae **plays a gating role**

SPF – Specific-pathogen-free
HC – Healthy Controls
PSC/UC – PSC and ulcerative colitis

Klebsiella pneumoniae (KP) is a specific gut pathobiont of PSC that is an intestinal barrier disrupter and is pro-inflammatory (*"leaky gut"*)

Source: Nakamoto et al. (2019), Nature Microbiology
**TH17 – A lineage of CD4+ effector T cell secreting IL17A+, promoting inflammation and fibrosis within the liver*

BiomX

PSC • Bacterial Pathogens Contribute to Orphan Liver Disease





PSC (primary sclerosing cholangitis)

Stricture of bile ducts impedes bile flow to intestines and gradually leads to cirrhosis of liver and liver failure

- **~30,000 US patients**
- **10–15 years** until liver transplant is required
- **No existing therapy** to avoid eventual liver transplant

- Evidence that manipulation of microbiome impacts the disease
- Abnormal high abundance of bacteria found in bile fluid of patients
- Most PSC patients suffer from ulcerative colitis

Hepatology. (2013) Dec;58(6):2045-55, *UpToDate, MedScape*

Source: NEJM 2016, PSC Review, LaRusso and Lazaridis

BiomX

IBD • BX002 Cocktail Designed to Address Resistance by Using Phage Cocktails

How a phage cocktail overcomes resistance


Phage cocktail
Bacteria target

Phage cocktails are rationally optimized to prevent resistance by targeting multiple bacterial receptors and defense mechanisms

Infection dynamics of phage cocktails (*in vitro*)


Comparing various phage cocktail combinations
0.5
0.4
0.3
0.2
0.1
0
Optical Density
Uninfected
(no phage)
Sub-optimal cocktails:
Resistant strains
Optimized cocktails:
No-resistant strains
0
5
10
15
Time post infection [h]

Source: Internal data

BiomX

IBD • BX002 Cocktail Composition Drives Activity

1st-generation phage cocktail (in-vivo)



Fecal bacterial load
Application of phage
*
CFU/gr stool
10^10
10^8
10^6
10^4
10^2
10^0
Control
1st-gen cocktail
LOD
0
2
4
6
8
10
Day from inoculation

*P < 0.01

Adding 2 phages with new MOA

2nd-generation phage cocktail (in-vivo) reduces bacterial load



Fecal bacterial load
Application of phage
**
Control
2nd-gen cocktail
CFU/1gr stool
10^10
10^8
10^6
10^4
10^2
10^0
0
5
10
15
Day from inoculation



Mucosa
CFU/gr tissue
10^6
10^4
10^2
10^0
*
Control
Phage cocktail

*P<0.05 ; **P < 0.001

Source: Internal data

BiomX

IBD • Planned Phase 1/2 Clinical Development

Phase 1a
First-In-Human Pharmacokinetic Study

3-day multiple-dose study (placebo-controlled)

- **Objectives**
  - Safety and tolerability
- **Endpoints**
  - Detection of viable phage in stool
  - Evaluate effect of PPI
- **Study Population:** Healthy volunteers
- **24 subjects over 2 cohorts**
  - 2 cohorts: BX002 with and without PPI
  - 10 BX002 + 2 placebo per cohort

Data expected 4Q 2020

Phase 1b/2a
Proof-of-Principle

4-week study (placebo-controlled)

- **Objectives**
  - Safety and efficacy
- **Endpoints**
  - Safety and tolerability
  - Reduction of *K. pneumoniae*
  - Stool microbiome evaluation
- **Study Population:** Target bacteria carriers (Healthy volunteers or IBD patients)
- **20-30 subjects total over 2 cohorts**
  - BX002 or placebo
  - 10-15 subjects per cohort

Data expected 2H 2021


Patient A
Stool test
Specific qPCR companion diagnostic
Target bacteria
Phage treatment
BX002

As the IBD and PSC programs share the same bacterial target, Klebsiella pneumoniae, the Phase 1 program in IBD will support progress of the PSC program to Phase 2 development in 2022.

BiomX

Colorectal Cancer

Upcoming milestone: Proof of concept in animal models by 2Q 2021

BiomX

CRC • Most Colorectal Cancer (CRC) Patients do not Respond to Immunotherapy



"Cold" tumor
+
Immune checkpoint inhibitors
=
Effect on tumor
"Hot" tumor
+
Immune checkpoint inhibitors
=
Effect on tumor

Sources: Vareki (2018), Journal for immunotherapy of Cancer; Galon et al. (2019), Nature Reviews/Drug Discovery

BiomX

CRC • Bacteria Residing Inside Tumors Offer a Novel Targeted Intervention to *"Uncloak"* Tumors to *"Hot"*

Numerous observations of bacteria residing inside tumors


F. nucleatum
Tumor


bacteria
Tumor

Bachrach et al. (2016), *Cell Host & Microbe*
Kostic et al. (2013), *Cell Host & Microbe*

BiomX

CRC • IV Delivery of Phage to Intra-tumor Bacteria has been Demonstrated

Experimental outline


+/-
F. nucleatum
+/-
Phage
CT26 SC
inoculation
0
d12
d13
Days

Termination: 24h after IV administration of phage, followed by qPCR analysis of the tumor for presence of phage and *F. nucleatum*

Results – Mice tumor qPCR analysis


Mean qPCR of lysogenic +/- SD
P<0.0001
Lysogenic abundance
qPCR −ΔCT (Lysogenic – Nus-G)
-delta CT
0
-5
-10
-15
-20
-25
IV adm. F. nucleatum + +
IV adm. Phage - +

Detection of lysogenized intra-tumor *F. nucleatum* demonstrates phage delivered IV reached bacteria within tumor microenvironment and integrated stably into host bacteria genome

Source: Internal data

BiomX

CRC • Engineered Phage are Designed to Bring Immune-stimulating Payload to Bacteria in Tumors

Phage are designed to carry payload targeting intra-tumor bacteria



Phage cocktail
Add payload using SynBio
+ new gene
Phage cocktail

Phage cocktail with a payload turns cold tumors into hot



"Cold" tumor
+ Immune checkpoint inhibitors
=
Effect on tumor
Phage cocktail
IV
"Cold" tumor
"Hot" tumor
+ Immune checkpoint inhibitors
=
Effect on tumor

BiomX

CRC • Multiple Payloads Added to Phage Using Proprietary Synthetic Engineering

Clinical *F. nucleatum* strain converted from lysogenic to lytic

Lysogenic to lytic


Repressor deletion
Lysogenic
Lytic

The engineered lytic phage was isolated and verified through NGS

Addition of payload to a clinical *F. nucleatum* strain underway

Examples of payloads


Immuno-stimulatory
Immunogenic cell death
Prodrug converting
Angiogenesis inhibition


+ new gene (payload)

Source: Internal data

BiomX

Key Catalysts

	1H20	2H20	1H21	2H21	1H22	2H22
Acne[1]	Phase 1 Results	Mfg.	Phase 2 results	Prep large-scale mfg.	Pre-commercial	Pre-commercial
IBD/PSC[2]	Cocktail Mfg.	Phase 1a results	Phase 1b/2a initiated	Phase 1b/2a results	Phase 2a/b initiated	Phase 2a/b continues
CRC	Phage engineering	Initiate *in vivo* studies	*In vivo* results	Cocktail optimization	Cocktail Mfg.	Cocktail Mfg.

Cash, cash equivalents and short-term deposits as of March 31st 2020: $75.3 million

BiomX

(1) Our acne product is developed under a cosmetic regulatory path and we currently do not anticipate any additional clinical trials beyond the Phase 2 study.

(2) As the IBD and PSC programs share the same bacterial target, Klebsiella pneumoniae, the Phase 1 program in IBD will support progress of the PSC program to Phase 2 development in 2022..

Credentialed Leadership Team

Management Team

Jonathan Solomon I CEO and Board Member — BiomX, Proclara Biosciences

Assaf Oron I CBO — BiomX, evogene, ChondroSite

Sailaja Puttagunta, MD I CMO — BiomX, ITERUM Therapeutics, Allergan, DURATA Therapeutics, Pfizer

Merav Bassan, PhD I CDO — BiomX, teva

Scientific Founders

Prof. Rotem Sorek — מכון ויצמן למדע Weizmann Institute of Science

Prof. Eran Elinav — מכון ויצמן למדע Weizmann Institute of Science

Prof. Timothy K. Lu — MIT BE Biological Engineering

BiomX

Credentialed Leadership Team

Board of Directors

Russell Greig, PhD	gsk; SR·one
Erez Chimovits	OrbiMed Healthcare Fund Management; NasVax Ltd; COMPUGEN
Jonas Grossman	CHARDAN CAPITAL MARKETS; RAMIUS A Cowen Group Company
Gbola Amusa, MD	CHARDAN CAPITAL MARKETS; UBS; SANFORD C. BERNSTEIN; Goldman Sachs
Yaron Breski	RMGP BIOPHARMA INVESTMENT FUND; RMGLOBAL; ROSETTA GENOMICS expanding personalized medicine; NOVARTIS; Booz Allen
Lynne Sullivan	Biogen; ARTHUR ANDERSEN
Jonathan Solomon	BiomX; Proclara BIOSCIENCES

BiomX

BiomX

Thank you

